SECOND AMENDMENT TO
                       NOTE AND WARRANT PURCHASE AGREEMENT


         This Second Amendment to Note and Warrant Purchase Agreement (this "Second Amendment") is dated as of ____________, 1996, and entered into by and among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation ("Company"), THE NOTEHOLDERS LISTED ON THE SIGNATURE PAGES HEREOF (collectively the "Noteholders").

                                    RECITALS:

         WHEREAS, Company and the initial purchaser of the Notes are parties to that certain Note and Warrant Purchase Agreement dated as of June 30, 1994, as amended by that certain First Amendment to Note and Warrant Purchase Agreement dated as of April 13, 1995 (as amended, the "Purchase Agreement"), the terms defined therein being used herein as therein defined; and

         WHEREAS, Company and Noteholders desire to further amend the Purchase Agreement as hereinafter set forth;

         NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:


         Section 1.  AMENDMENT TO THE PURCHASE AGREEMENT.

         The  definition  of  "Consolidated  Operating  Cash  Flow" set forth in
Section  14  of  the  Purchase   Agreement   hereby  is  amended  by  adding  ",
amortization" immediately after the word "depreciation" in such definition.


         Section 2.  COMPANY'S REPRESENTATIONS AND WARRANTIES.

         In order to induce the Noteholders to enter into this Second Amendment and to amend the Purchase Agreement in the manner provided herein, Company represents and warrants to the Noteholders that the following statements are true, correct and complete:

         2.1 Organization and Powers. Company has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Purchase Agreement as amended by this Second Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Second Amendment have been duly authorized by all necessary corporate action by Company.


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         2.3 Binding Obligation. This Second Amendment and the Amended Agreement
are the legally valid and binding obligations of Company enforceable against Company in accordance with their respective terms, except as enforcement may be limited to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


         Section 3.  NOTEHOLDERS' REPRESENTATIONS AND WARRANTIES.

         In order to induce Company to enter into this Second Amendment and to amend the Purchase Agreement in the manner provided herein, the Noteholders represent and warrant to Company that collectively the Noteholders are the holders of more than 50% in principal amount of the Notes outstanding on the date of this Second Amendment.


         Section 4.  MISCELLANEOUS.

         4.1 Reference to and Effect on the Purchase Agreement. From and after the date of this Second Amendment, each reference in the Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in any other documents relating to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this Second Amendment. Except as specifically amended by this Second Amendment, the Purchase Agreement and other documents relating to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         4.2 Execution in Counterparts; Effectiveness. This Second Amendment may be executed in any number of counterparts and by the different parties herein in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         4.3 Governing Law. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

         4.4 Headings. Section and subsections headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.


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         WITNESS the due  execution  hereof by the  respective  duly  authorized officers of the undersigned as of the date first above written.

                                    COMPANY:

                                    DATA TRANSMISSION NETWORK
                                    CORPORATION, a Delaware corporation



                                    By: _______________________________
                                    Title : ___________________________



                                    NOTEHOLDERS:

                                    EQUITABLE CAPITAL PRIVATE INCOME
                                    AND EQUITY PARTNERSHIP II, L.P.

                                    By:  EQUITABLE CAPITAL MANAGEMENT
                                    CORPORATION, its General Partner



                                    By: _______________________________
                                    Title: Investment Officer

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